Exhibit (g)(10)

APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

MELLON BANK, N.A.

AND

EACH OF THE INVESTMENT COMPANIES

DATED AS OF June 29, 2007

Trust Name	Fund Name	Effective Date

Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2045 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2050 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2045 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2050 Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Growth Opportunities Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Value Fund	June 29, 2007
Fidelity Advisor Series VII	Fidelity Advisor Real Estate Fund	January 1, 2007
Fidelity Capital Trust	Fidelity Value Fund	January 1, 2007
Fidelity Commonwealth Trust	Spartan 500 Index Fund	January 1, 2007
Fidelity Concord Street Trust	Spartan Extended Market Index Fund	January 1, 2007
Fidelity Concord Street Trust	Spartan International Index Fund	January 1, 2007
Fidelity Concord Street Trust	Spartan Total Market Index Fund	January 1, 2007
Fidelity Concord Street Trust	Spartan U. S. Equity Index Fund	January 1, 2007
Fidelity Fixed-Income Trust	Fidelity Strategic Real Return Fund	June 29, 2007
Fidelity Investment Trust	Fidelity Canada Fund	March 26, 2007
Fidelity Investment Trust	Fidelity Europe Fund	March 19, 2007
Fidelity Investment Trust	Fidelity International Small Cap Fund	January 1, 2007
Fidelity Mt. Vernon Street	Fidelity Growth Company Fund	March 26, 2007
Fidelity Securities Fund	Fidelity International Real Estate Fund	January 1, 2007
Variable Insurance Products Fund	Growth Portfolio	January 1, 2007
Variable Insurance Products Fund II	Index 500 Portfolio	January 1, 2007
Variable Insurance Products Fund III	Growth Opportunities Portfolio	January 1, 2007
Variable Insurance Products Fund III	Value Strategies Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Growth Stock Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Real Estate Portfolio	January 1, 2007
Variable Insurance Products Fund V	Freedom 2005 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Freedom 2010 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Freedom 2015 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Freedom 2020 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Freedom 2025 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Freedom 2030 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Freedom Income Portfolio	June 29, 2007
Variable Insurance Products Fund V	Freedom Lifetime Income I Portfolio	June 29, 2007
Variable Insurance Products Fund V	Freedom Lifetime Income II Portfolio	June 29, 2007
Variable Insurance Products Fund V	Freedom Lifetime Income III Portfolio	June 29, 2007
Variable Insurance Products Fund V	Investor Freedom 2005 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Investor Freedom 2010 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Investor Freedom 2015 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Investor Freedom 2020 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Investor Freedom 2025 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Investor Freedom 2030 Portfolio	June 29, 2007
Variable Insurance Products Fund V	Investor Freedom Income Portfolio	June 29, 2007
Variable Insurance Products Fund V	Strategic Income Portfolio	June 29, 2007

Notes:

1. Variable Insurance Products Fund IV: Freedom 2050 Portfolio reorganized into Variable Insurance Products Fund V.

2. Variable Insurance Products Fund IV: Freedom 2010 Portfolio reorganized into Variable Insurance Products Fund V.

3. Variable Insurance Products Fund IV: Freedom 2015 Portfolio reorganized into Variable Insurance Products Fund V.

4. Variable Insurance Products Fund IV: Freedom 2020 Portfolio reorganized into Variable Insurance Products Fund V.

5. Variable Insurance Products Fund IV: Freedom 2025 Portfolio reorganized into Variable Insurance Products Fund V.

6. Variable Insurance Products Fund IV: Freedom 2030 Portfolio reorganized into Variable Insurance Products Fund V.

7. Variable Insurance Products Fund IV: Freedom Income Portfolio reorganized into Variable Insurance Products Fund V.

8. Variable Insurance Products Fund IV: Freedom Lifetime Income I Portfolio reorganized into Variable Insurance Products Fund V.

9. Variable Insurance Products Fund IV: Freedom Lifetime Income I Portfolio reorganized into Variable Insurance Products Fund V.

10. Variable Insurance Products Fund IV: Freedom Lifetime Income II Portfolio reorganized into Variable Insurance Products Fund V.

11. Variable Insurance Products Fund IV: Freedom Lifeime Income III Portfolio reorganized into Variable Insurance Products Fund V.

12. Variable Insurance Products Fund IV: Investor Freedom 2005 Portfolio reorganized into Variable Insurance Products Fund V.

13. Variable Insurance Products Fund IV: Investor Freedom 2010 Portfolio reorganized into Variable Insurance Products Fund V.

14. Variable Insurance Products Fund IV: Investor Freedom 2015 Portfolio reorganized into Variable Insurance Products Fund V.

15. Variable Insurance Products Fund IV: Investor Freedom 2020 Portfolio reorganized into Variable Insurance Products Fund V.

16. Variable Insurance Products Fund IV: Investor Freedom 2025 Portfolio reorganized into Variable Insurance Products Fund V.

17. Variable Insurance Products Fund IV: Investor Freedom 2030 Portfolio reorganized into Variable Insurance Products Fund V.

18. Variable Insurance Products Fund IV: Investor Freedom Income Portfolio reorganized into Variable Insurance Products Fund V.

19. Fidelity Advisor Series II: Fidelity Advisor Value Fund reorganized into Fidelity Advisor Series I.

20. Fidelity Commonwealth Trust: Fidelity Strategic Real Return Fund reorganized into Fidelity Fixed-Income Trust.

Each of the Investment Companies	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	Mellon Bank, N.A.
Listed on Appendix "A" Attached Hereto,
on Behalf of each of Their Respective Portfolios

By: /s/Peter L. Lydecker		By: /s/Christopher Healy
Name: Peter L. Lydecker		Name: Christopher Healy
Title: Asst. Treasurer		Title: First Vice President